                                                                    Exhibit 4.1

                              luminant

                   LUMINANT WORLDWIDE CORPORATION

           INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                COMMON STOCK
PAR VALUE $0.1                                            CUSIP 550260 10 3
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT









IS THE OWNER OF




                  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK

LUMINANT WORLDWIDE CORPORATION, transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation, each as from time to time amended, to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

  Dated:




                                       SEAL

             Secretary                                     President



Countersigned and Registered
  AMERICAN STOCK TRANSFER & TRUST COMPANY

          Transfer Agent and Registrar,

By

          Authorized Officer


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                             LUMINANT WORLDWIDE CORPORATION


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -as tenants in common           UNIF GIFTMIN ACT-Custodian
                                                         ------------------
                                                           (Cust)   (Minor)

TEN ENT  -as tenants by the entireties                   under Uniform Gifts
                                                          to Minors

JT TEN   -as joint tenants with right of
          survivorship and not as tenants              Act------------------
          in common                                            (State)

       Additional abbreviations may also be used though not in the above list.


     For value received,                  hereby sell, assign and transfer unto


 PLEASE INSERT SOCIAL SECURITY OR OTHER
 IDENTIFYING NUMBER OF ASSIGNEE

 /                    /
                       --------------------------------------------------------

-------------------------------------------------------------------------------
      (Please print or typewrite name and address including postal zip code of assignee)

-------------------------------------------------------------------------------

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-----------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitutes and appoint
                                   --------------------------------------------

---------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated:
      ---------------

                                          -----------------------------------


NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement or any change whatever.